Q2 2013 Investor Presentation Heritage Financial Corporation Brian L. Vance CEO & President Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange
Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the
Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview • Company Information • Financial Performance • Strategic Initiatives 3

Committed to Community Banking

HERITAGE
FINANCIAL
CORPORATION

Company Information 4

HERITAGE FINANCIAL CORPORATION

Shoreline
Bothell
Kirkland
Redmond
Seattle
Bellevue
Bremerton
Issaquah
Shorewood
Renton
North Bend
Des Moines
Kent
Tacoma
University Place
Lakewood
Shelton
Olympia
Lacey
Tumwater
Thompson Place
Enumclaw
Buckley
Mount Baker-Snoqualmie National Forest
Mt. Rainier National Park
WASHINGTON
Olympic National Forest
Lake Quinault
Amanda Park
Taholah
Moclips
Humptulips
Ocean Shores
Wishkah
McCleary
Aberdeen
Elma
Malone
Hoquiam
Cosmopolis
Westport
Rochester
Centralia
Chehalis
Raymond
South Bend
Pe Ell
Napavine
Mossyrock
Morton
Ocean Park
Long Island
Boistfort
Winlock
Long Beach
Naselle
Ilwaco
Castle Rock
Astoria
Cathlamet
Warrenton
Longview
Gearhart
Clatskanie
Rainier
Kalama
Cannon Beach
Seaside
St. Helens
Woodland
Vernonia
Scappoose
Battle Ground
Manzanita
Nehalem
Felida
Stevenson
Carson
Bingen
Rockaway Beach
Wheeler
Walnut Grove
Hood River
Mosier
Garibaldi
Vancouver
Camas
Odell
The Dalles
Hillsboro
Parkdale
Tillamook
Aloha
Portland
OREGON
Tigard
Lake Oswego
Oregon City
Mount Hood National Forest
Newberg
Beaver
McMinnville
Dundee
Canby
Clackamas
Skykomish
Leavenworth
Wenatchee National Forest
Cashmere
Wenatchee
Malaga
Roslyn
South Cle Elum
Ellensburg
Kittitas
Naches
Tieton
Selah
Terrace Heights
Moxee City
Union Gap
Harrah
Zillah
White Swan
Gifford Pinchot National Forest
Yakama Indian Reservation
Trout Lake
Glenwood
Bickleton
Goldendale
Roosevelt
Rufus
Wasco
Moro
Grass Valley
Dufur

Our Company

Financial Data as of and for the period ending June 30, 2013
•
Effective July 15, 2013, acquired 8 Valley Bank branches and Valley
Community Bancshares, Inc. pro-forma total assets of $234 million.
Financial Highlights
Total Assets $1.43 billion
Net Loans $1.09 billion
Total Deposits $1.20 billion
Tangible Common Equity $187 million
Loan/Deposit Ratio 90.8%
Return on Average Assets 0.79% (YTD)
Net Interest Margin 5.00% (YTD)
Branches 34

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2013 Announcements

January 9, 2013 – Completed Merger with Northwest Commercial Bank
•
Results in an Auburn location, consolidation of Lakewood branches and $65 million in total assets.  Completed systems conversion March 9, 2013.
June 19, 2013 – Completed Bank Subsidiary Consolidation
•
Central Valley Bank has been a wholly-owned subsidiary of Heritage Financial
Corporation for 14 years
•
6 Branches and $179 million total assets were added to Heritage Bank
July 15, 2013 – Completed Merger with Valley Community Bancshares, Inc.
•
8 branches in Pierce & King Counties and $234 million in total assets

2013 Merger Activity Review

•
CVB Charter Merger
•
Anticipated to reduce annualized expense by
approximately $465,000
•
Valley Bank Merger
•
Estimated cost saves between 45-50%
•
Will consolidate 4 of 8 branches by end of Q4
•
Q3 & Q4 estimated expenses of $1.75 million
•
2014 EPS accretion estimated at 19%
•
Pro-forma TCE estimated at 11.8% down from 13.0% at
year end 2012

Financial Performance 8

Balance Sheet 9 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2008 2009 2010 2011 2012 Q1 '13 Q2 '13 % Loans to Deposits Deposits Total Assets Loans

Total Loan Portfolio

Financial data as of June 30, 2013
CRE Owner
Occupied
22%
Commercial &
Industrial
30%
CRE Non-Owner
Occupied
34%
Residential
Construction
2%
Commercial
Construction
4%
Estate
4%
Consumer
4%
Residential Real

Net Loan Trends

2009 2010 2011 2012 Q1 2013 Q2 2013 CAGR
Originated
Loans
$746.1 $720.0 $815.6 $855.4 $869.2 $914.7 5.23%
Purchased
Covered
Loans
- $128.7 $105.4 $84.0 $81.4 $75.0 n/a
Purchased
Non-
Covered
Loans
- $131.0 $83.5 $59.0 $104.9 $96.8 n/a
Total $746.1 $979.8 $1,004.5 $998.4 $1,055.5 $1,086.5 9.06%
Dollars in millions

Credit Quality

Regional Peer Group (10): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, RVSB, TSBK, WBCO
Source:  SNL Financial
0%
2%
3%
5%
6%
Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
NPAs/Assets (%)
HFWA Regional Peers
40%
80%
120%
160%
Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
Reserves/NPLs (%)
HFWA Regional Peers

Deposit Base

Financial data as of and for the quarter ending June 30, 2013.
CDs
24%
Non-Interest
Demand
23%
Interest
Checking
(NOW)
25%
Money Market
17%
Savings
11%
Total Deposits
Non-Maturity Deposits / Total Deposits
$1.2 billion
76%
Cost of Deposits
Cost of Interest Bearing Deposits
0.30%
0.39%

Deposits

10%
15%
20%
25%
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
2008 2009 2010 2011 2012 Q1 '13 Q2 '13
Non-Interest Demand Deposits
NOW/Savings/MMA
Certificates of Deposit
% of Non-Interest Interest Demand Deposits to Total Deposits

Equity

*After the acquisition of Valley Bank, Tangible Common Equity/Tangible Assets is estimated to be 11.8%
$113.1
$158.5
$202.3
$202.5
$198.9 $200.5
$200.5
5%
10%
15%
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
2008 2009 2010 2011 2012 Q1'13 Q2'13
Total Equity Tangible Common Equity/Tangible Assets

Earnings
Annual Net Income Quarterly Net Income

*Includes after-tax gain of $7.7 million for FDIC-assisted bank acquisitions.
Net Income
Net Interest Margin
$16
$14
$12
$10
$8
$6
$4
$2
$-
2008 2009 2010* 2011 2012
3%
4%
5%
6%
$6.4
$0.6
$13.4
$6.5
$13.3
$5
$4
$3
$2
$1
$-
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
$4.2
$3.2
$2.9
$3.0
$2.9 $2.7

Diluted Earnings Per Share
Annual Earnings/(Loss) Per Share Quarterly Earnings Per Share

*Includes $0.69 earnings per share related to the after-tax gain on FDIC-assisted acquisitions.
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
-$0.10
2008 2009 2010* 2011 2012
$0.93
($0.09)
$1.05
$0.42
$0.87
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
$0.27
$0.21
$0.19
$0.20
$0.19
$0.18

Operating Expenses

*Includes acquisition/conversion expenses of $788,000 for Q1’13 and
$455,000 for Q2’13, respectively.
Salaries & Benefits
Occupancy
Other
Efficiency Ratio
$16
$14
$12
$10
$8
$6
$4
$2
$-
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13*
Q2 '13*
75%
70%
65%

19 19 Strategic Initiatives

•
Acquisitions
• Enhance Pacific Northwest footprint
• Completed Northwest Commercial Bank and Valley Bank acquisitions
•
Balance Sheet Growth
• 2013 projected originated loan growth of 3-5%
• Actual YTD originated loan growth of 6.9%
• Maintain loan to deposit ratio 85-90%
• 06/30/13 loan to deposit ratio was 90.8%
•
Efficiency Improvements
• Merged Central Valley Bank into Heritage Bank in Q2 2013
• Resulting in a projected annualized expense reduction of $465,000
• Core System Conversion in Q4 2013

2013 Strategic Initiatives

•
Branching
•
De Novo branch - East Vancouver, WA
•
Groundbreaking was 07/16/13
•
Re-locating branches – Tumwater and Kent, WA
•
Valley Bank branch consolidation
•
4 branch consolidations scheduled for Q4
•
Wealth Management
•
Continue growth focus on Trust, Brokerage,
Advisory Management Services

2013 Strategic Initiatives

Strategic Efficiency Initiatives
•
Emphasis on improving:
•
Assets per employee (ApE) (in thousands)
•
HB 12/31/12 Actual:  $3,707 ApE
•
NCB at conversion: 10 FTE + $65MM total assets = $6,500 ApE
•
Valley estimates: 33 FTE + $234MM total assets = $7,091 ApE
•
Deposits per branch (DpB)
(in thousands)
•
HB 12/31/12 Actual:  $33,878 DpB
•
NCB at conversion: 1 Branch + $60MM total deposits =
$60,000 DpB
•
Valley estimates: 4 Branches + $203MM total deposits =
$50,750 DpB
•
Loan commitments per lender

•
Cash Dividends
•
Regular dividends in the 35% to 40% payout range
•
Special dividends as appropriate but dependent on
acquisition activities
•
Stock buybacks on an opportunistic basis

2011 2012 2013
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Quarterly
Dividend
$0.03 $0.05 $0.05 $0.06 $0.08 $0.08 $0.08 $0.08 $0.08
Special
Dividend
- - $0.25 - $0.20 - $0.30 - $0.10
Strategic Capital Management

Capital Return

Total Capital Returned* Since Q1 2011 (% of Tg. Common Equity in Q1 2011)
Source: SNL Financial, as of 12/31/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned
more capital to
shareholders than
most peers since Q1
2011 based on
beginning balance of
tangible common
equity
14.0%
5.1%
8.2%
12.7%
7.3%
9.7%
8.1%
9.4%
6.9%
9.9%
6.6%
12.1%
8.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median

31.7%
68.3%
100.0%
100.0%
16.7%
83.3%
99.0%
100.0%
41.3%
58.7%
93.3%
21.7%
78.3%
38.1%
61.9%
100.0%
70.9%
29.1%
93.3%

Capital Return

Source: SNL Financial, as of 12/31/2012
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned capital through both dividends and stock buybacks
68.3% through dividends and 31.7% through buybacks
vs. peer median 93.3% through dividends and 6.7% through buybacks
More advantageous for shareholders from a tax perspective for stock buybacks vs. dividends
None of the selected companies had a buyback program in place without a dividend program as well
Mix of Capital Returned* (Since Q1 2011)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median
Buyback
Dividends

26 Conclusion 26

Investment Value
•
Strong financial foundation
•
Positioned to take advantage of the right
opportunities
•
Continued focus on building long-term
franchise value
•
Disciplined approach to acquisitions

Thank You Questions?